-----------------------------------
                 Municipal Partners
                 Fund II Inc.


                 Annual Report
                 JUNE 30, 1999

MUNICIPAL PARTNERS FUND II INC.

July 22, 1999

Dear Shareholders:

We are pleased to provide this annual report for the Municipal Partners Fund II Inc. ("Fund") as of June 30, 1999. Included are market commentary, a schedule of the Fund's investments as of June 30, 1999 and financial statements for the year ended June 30, 1999. The Fund distributed income dividends to common shareholders totaling $0.75 per share during the period. The table below shows the annualized distribution rate and the twelve-month total return based on the Fund's June 30, 1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price:

           Price                  Annualized            Twelve-Month
         Per Share            Distribution Rate*        Total Return
         ----------           ------------------        --------------
        $13.71 (NAV)                 5.47%                  0.17%
        $12.3125 (NYSE)              6.09%                  2.27%

During the first half of 1999, a strong domestic economy, rising oil prices and reviving economic activity overseas combined to force interest rates up across the U.S. Treasury yield curve. U.S. economic growth continued at a robust pace during the first half of the year as evidenced by the 4.3% and 2.3% annualized Gross Domestic Product ("GDP") growth rates for the first and second quarter, respectively. Domestic labor markets remained extremely tight, with the unemployment rate near a 29-year low. Collectively, the aforementioned heightened obstinate worries about the prospect for higher inflation in the near-term. The Federal Reserve Board ("Fed") tempered some of those concerns when it increased its short-term lending rate by 25 basis points to 5.00% at the conclusion of its mid-year Federal Open Market Committee meeting. The Fed also cited that "conflicting forces in the economy" led it to adopt a neutral stance concerning its near-term policy action, therefore dropping its previous tightening bias. However, the Fed has signaled its willingness to raise rates if there are any signs of inflationary pressures. Inflation -- as measured by the Consumer Price Index ("CPI") -- was relatively well behaved during the first half of the year. Productivity gains and moderate global demand were credited with keeping inflation at a tepid rate.

Municipal bond performance, although negative during the first six months of the year, outpaced most taxable fixed income asset classes. Positive fundamentals, decreased supply and generous municipal yields compared to U.S. Treasuries, influenced the municipal market favorably. State and local governments issued approximately $115 billion of debt so far in 1999, about 23% shy of the same period last year. New project funding continues to outpace refunding issues. The need for municipal new project funding comes from the demands of a growing economy along with general disrepair of municipal infrastructures from decades past. Burgeoning tax receipts are helping to improve the financial standing of many municipal authorities. Evidence of this improvement is the soaring number of rating upgrades for many municipal authorities from both Moody's Investors Service, Inc. and Standard & Poor's Ratings Service, two major credit rating organizations.

Investment Strategy and Portfolio Changes

We are managing our exposure to the healthcare sector in favor of transportation and education bonds and selectively would add to positions in the utility sector. At June 30, 1999, the Fund consisted of 57

-----------------
* The annualized distribution rate assumes a current monthly income dividend rate of $0.0625 per share for twelve months.

MUNICIPAL PARTNERS FUND II INC.

issues throughout 25 different states. The Municipal Partners Fund II Inc. had an average effective maturity of 9 years and an average duration of 6.4 years. The average credit quality of the Fund's portfolio is at a strong double-A. The portfolio is well diversified with the greatest industry sector weightings in transportation, healthcare and housing.

Market Outlook

We expect the U.S. economy will remain stable for the remainder of the year as low unemployment and strong consumer confidence will support demand for goods. Additionally, the Fed has engineered a good balance of strong economic growth, low inflation and favorable interest rates. While we are generally optimistic about the prospects for the municipal bond market, challenges remain. Traditionally, the demand for municipal bonds has come from three main sources: property and casualty insurance companies, retail investors and mutual funds. Yet, non-traditional buyers became another important source of market demand in 1998 because municipal yields were very attractive versus taxable securities. In the first half of 1999, some sources of demand for municipal bonds faded as institutional investors gravitated toward taxable fixed income spread products. Net demand for municipal securities from property and casualty and mutual funds is in a trough.

In a continuing effort to provide timely information concerning the Fund, shareholders may call our toll free number at 1-888-777-0102, Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's net asset value, market price and other information regarding the Fund's portfolio holdings and allocations.

All of us at Salomon Brothers Asset Management Inc appreciate the confidence you have demonstrated in the past and hope to continue to serve you in future years.

Cordially,

/s/ William D. Cvengros                   /s/ Heath B. McLendon

William D. Cvengros                       Heath B. McLendon
Co-Chairman of the Board                  Co-Chairman of the Board


/s/ Robert E. Amodeo

Robert E. Amodeo
Executive Vice President

Special Shareholder Notice. In September 1998, Robert E. Amodeo became portfolio manager of the Fund, primarily responsible for the Fund's day-to-day investments. Mr. Amodeo is a Director of Salomon Brothers Asset Management Inc, which he joined in 1992, and has been involved in the portfolio management of the Fund since its inception.

MUNICIPAL PARTNERS FUND II INC.

Schedule of Investments
June 30, 1999

     Face
    Amount          Rating(a)                    Security                                         Value
----------------------------------------------------------------------------------------------------------
Long-Term Investments -- 98.8%

California -- 8.0%
  $3,000,000        AA-        California State Housing Finance Agency Home
                                 Mortgage Revenue, Series H, 6.15% due 8/1/16...............  $ 3,153,120
   2,175,000        Aaa*       California State Public Works Board, Lease Revenue
                                 Refunding Bonds (Department of Corrections),
                                 Series A, 6.875% due 11/1/14, Pre-Refunded 11/1/04.........    2,475,128
   2,900,000        Aaa*       California State Public Works Board, Lease Revenue
                                 Refunding Bonds (Various University of California Projects),
                                 1993 Series A, 7.00% due 3/1/14, Pre-Refunded 3/1/04.......    3,276,710
   1,000,000        A2*        West Covina, CA COP (Queen of the Valley Hospital),
                                 6.50% due 8/15/14, Pre-Refunded 8/15/04 ...................    1,114,290
                                                                                              -----------
                                                                                               10,019,248
                                                                                              -----------
Georgia -- 0.2%
     180,000        AAA        Fulton County, GA Housing Authority Single-Family
                                 Mortgage, 6.60% due 3/1/28 ................................      187,889
                                                                                              -----------
Hawaii -- 0.8%
   1,000,000        A          Hawaii State Department of Budget & Finance Special
                                 Purpose Revenue, 6.00% due 7/1/11 .........................    1,048,140
                                                                                              -----------
Illinois -- 17.4%
   6,050,000        AAA        Chicago Heights, IL GO, Series A, FGIC-Insured, 5.65%
                                 due 12/1/16 ...............................................    6,197,015
   4,255,000        AAA        Chicago, IL Board of Education (Chicago School Reform),
                                 MBIA-Insured, 6.00% due 12/1/16 ...........................    4,431,795
   3,500,000        AAA        Chicago, IL O'Hare International Airport Special Facility
                                 Revenue (International Terminal), MBIA-Insured,
                                 6.75% due 1/1/18 ..........................................    3,722,180
   1,000,000        AAA        Cook County, ILGO Public Improvement, Series A,
                                 FGIC-Insured, 5.25% due 11/15/14 ..........................      990,580
   1,000,000        AAA        Illinois Health Facilities Authority Revenue (Highland
                                 Park Project B), FGIC-Insured, 5.55% due 10/1/06 ..........    1,040,430
   2,000,000        AAA         Illinois  Health  Facilities  Authority Revenue
                                 (Servantcor  Project),  Series  A, FSA-Insured,
                                 6.00% due 8/15/12, Pre-Refunded 8/15/06....................    2,180,500
   1,850,000        AAA        Illinois Health Facilities Authority Revenue Refunding
                                 (SSM Health Care), MBIA-Insured, 6.55% due 6/1/13 .........    2,085,302

-------------------------------------------------------------------------------
                        See notes to financial statements.

MUNICIPAL PARTNERS FUND II INC.

June 30, 1999


     Face
    Amount          Rating(a)                    Security                                         Value
----------------------------------------------------------------------------------------------------------
Illinois -- 17.4% (continued)
                              Illinois Health Facilities Authority Revenue (South
                                Suburban Hospital Project):
 $   395,000        A              7.00% due 2/15/18, Pre-Refunded 2/15/02..................  $   427,477
     605,000        A              7.00%, Escrowed to Maturity 2/15/18......................      698,485
                                                                                              -----------
                                                                                               21,773,764
                                                                                              -----------
Indiana -- 3.6%
   2,000,000        AA+        Indiana  Transportation  Finance  Authority
                                Airport Facilities Lease Revenue, Series A,
                                5.50% due 11/1/17...........................................    2,011,780
   2,500,000        AAA        Indianapolis, IN Airport Authority Revenue Refunding,
                                 Series A, FGIC-Insured, 5.60% due 7/1/15...................    2,532,425
                                                                                              -----------
                                                                                                4,544,205
                                                                                              -----------
Iowa -- 2.9%
   3,350,000        NR         Iowa Finance Authority Hospital Facility Revenue Refunding
                                 (Trinity Regional Hospital Project), 7.00% due 7/1/12,
                                 Pre-Refunded 7/1/02 .......................................    3,648,318
                                                                                              -----------
Louisiana -- 4.9%
   6,000,000        BBB+       Louisiana Public Facilities Authority Hospital Revenue
                                 Refunding (Touro Infirmary Project), Series B,
                                 6.125% due 8/15/23 ........................................    6,136,020
                                                                                              -----------
Massachusetts -- 1.7%
   1,000,000        AA         Massachusetts State Special Obligation Revenue,
                                 Series A, 5.50% due 6/1/13 ................................    1,034,430
   1,000,000        A          Massachusetts State Health & Educational Facilities
                                 Authority Revenue (Dana Farber Cancer Project),
                                 Series G-1, 6.25% due 12/1/22 .............................    1,052,010
                                                                                              -----------
                                                                                                2,086,440
                                                                                              -----------
Michigan -- 1.6%
   2,000,000        AAA        Jenison, MI Public Schools Refunding, FGIC-Insured,
                                 5.25% due 5/1/16...........................................    2,002,060
                                                                                              -----------
Missouri -- 2.1%
   2,500,000        AA         Missouri State Environmental Improvement & Energy
                                 Research Authority PCR Refunding (Associated Electric
                                 Coop Thomas Hill), 5.50% due 12/1/10.......................    2,583,400
                                                                                              -----------

-------------------------------------------------------------------------------
                        See notes to financial statements.

MUNICIPAL PARTNERS FUND II INC.

June 30, 1999

     Face
    Amount          Rating(a)                    Security                                         Value
----------------------------------------------------------------------------------------------------------
Nevada -- 5.6%
  $3,000,000        AAA        Clark County, NV IDR Refunding (Nevada Power Project),
                                 AMBAC-Insured, 7.20% due 10/1/22...........................   $3,276,030
   1,000,000        AAA        Clark County, NV Passenger Facility Revenue (Macarran
                                 International Airport), MBIA-Insured, 5.75% due 7/1/23.....    1,016,650
   1,600,000        AAA        Clark County, NV School District Refunding, FSA-Insured,
                                  5.50% due 6/15/11 ........................................    1,655,280
   1,030,000        AAA        Nevada Housing Division, Single-Family Program,
                                 Series C, AMBAC-Insured, 6.35% due 10/1/12 ................    1,082,561
                                                                                              -----------
                                                                                                7,030,521
                                                                                              -----------
New Jersey -- 1.3%
     500,000        AAA        New Jersey EDA Revenue Refunding (Trenton Office Complex),
                                 FSA-Insured, 5.25% due 6/15/12 ............................      506,560
   1,000,000        AAA        New Jersey EDA Water Facilities Revenue (New Jersey
                                 American Water Co., Inc. Project), FGIC-Insured,
                                 6.875% due 11/1/34 ........................................    1,100,170
                                                                                              -----------
                                                                                                1,606,730
                                                                                              -----------
New York -- 16.7%
   3,000,000        Aaa*       The City of New York, GO Bonds, Fiscal 1994 Series B,
                                 Subseries B-1, 7.00% due 8/15/16, Pre-Refunded 8/15/04.....    3,372,330
                               Long Island Power Authority, NY Electric Systems Revenue:
   1,250,000        AAA          MBIA-Insured, 5.125% due 4/1/12............................    1,238,938
   1,435,000        AAA          Series A, FSA-Insured, 5.50% due 12/1/12 ..................    1,478,954
   2,500,000        AAA        Metropolitan Transportation Authority, NY (Transit Facilities),
                                 Series O, MBIA-Insured, 6.375% due 7/1/20,
                                 Pre-Refunded 7/1/04........................................    2,749,725
   2,000,000        AAA        New York State Dormitory Authority Revenue (Manhattan
                                 Eye, Ear & Throat Hospital), 5.125% due 7/1/07.............    2,035,040
   1,500,000        A+         New York State Local Government Assistance
                                 Corporation Revenue, Series A, 6.00% due 4/1/16 ...........    1,597,275
   1,000,000        AAA        New York State Thruway Authority, Highway and Bridge
                                 Toll Revenue,Series B, FGIC-Insured, 5.375% due 4/1/11 ....    1,021,340
   4,400,000        AAA        Port Authority of New York and New Jersey Construction,
                                 Ninety-Sixth Series, FGIC-Insured, 6.60% due 10/1/23.......    4,759,436
   2,570,000        Aa3*       Triborough Bridge & Tunnel Authority, NY General
                                 Purpose Revenue, Series Y, 5.50% due 1/1/17 ...............    2,648,927
                                                                                              -----------
                                                                                               20,901,965
                                                                                              -----------

-------------------------------------------------------------------------------
                        See notes to financial statements.
                                                                         Page 5

MUNICIPAL PARTNERS FUND II INC.

June 30, 1999

     Face
    Amount          Rating(a)                    Security                                         Value
----------------------------------------------------------------------------------------------------------
Ohio -- 5.3%

  $2,500,000        AA         Franklin County, OH Hospital Revenue (Holy Cross
                                 Health Systems Corporation), 5.875% due 6/1/21.............  $ 2,583,050
     515,000        AAA        Ohio State Turnpike Revenue Refunding, Series A,
                                 FGIC-Insured, 5.50% due 2/15/16 ...........................      531,444
   3,300,000        A-         Ohio State Water Development Authority Solid Waste
                                 Disposal Revenue (Broken Hill Proprietary Co., Ltd.),
                                 6.45% due 9/1/20 ..........................................    3,501,531
                                                                                              -----------
                                                                                                6,616,025
                                                                                              -----------
Pennsylvania -- 4.5%
   5,500,000        AAA        Delaware Valley, PA Regional Finance Authority Local
                                 Government Revenue, Series A, AMBAC-Insured,
                                 5.50% due 8/1/28 ..........................................    5,628,920
                                                                                              -----------
South Carolina -- 2.1%
   2,500,000        AA         Greenville, SC Hospital Systems Hospital Facilities Revenue,
                                 Series B, 5.70% due 5/1/12 ................................    2,572,475
                                                                                              -----------
Tennessee -- 1.7%
   1,950,000        AA-        The IDB of Humphreys County, TN Solid Waste Disposal Revenue
                                 (E.I. duPont de Nemours and Company Project),
                                 6.70% due 5/1/24...........................................    2,104,772
                                                                                              -----------
Texas -- 6.1%
   4,500,000        AAA        Austin, TX Airport System Revenue, Series A, MBIA-Insured,
                                 6.20% due 11/15/15.........................................    4,752,045
   2,665,000        A+         Port Corpus Christi Authority, TX Nueces County PCR
                                 (Hoechst Celanese Corporate Project), 6.875% due 4/1/17....    2,851,443
                                                                                              -----------
                                                                                                7,603,488
                                                                                              -----------
Utah -- 2.8%
   3,340,000        AAA        Utah State Housing Finance Agency Single-Family
                                 Mortgage, Issue H-2, 6.25% due 7/1/22 .....................    3,482,985
                                                                                              -----------
Virginia -- 3.5%
   2,000,000        AA         Fairfax County, VA EDA Lease Revenue (Government
                                 Center Properties), 5.50% due 5/15/18......................    2,011,220
                               Virginia State Housing Development Authority
                                 Commonwealth Mortgage:
   1,015,000        AAA            Subseries A-4, MBIA-Insured, 6.20% due 7/1/12............    1,074,743
   1,300,000        AA+            Subseries I-1, 6.55% due 7/1/17 .........................    1,355,923
                                                                                              -----------
                                                                                                4,441,886
                                                                                              -----------

-------------------------------------------------------------------------------
                        See notes to financial statements.
Page 6

MUNICIPAL PARTNERS FUND II INC.

June 30, 1999

     Face
    Amount          Rating(a)                    Security                                         Value
---------------------------------------------------------------------------------------------------------
Washington -- 0.8%
  $1,000,000        AA+        Washington State GO, Series C, 5.50% due 7/1/16.............. $  1,030,160
                                                                                             ------------
West Virginia -- 1.4%
   1,555,000        A-         West Virginia State Water Development Authority,
                                 Loan Program II, Series A, 7.00% due 11/1/31,
                                 Pre-Refunded 11/1/01.......................................    1,681,561
                                                                                             ------------
Wisconsin -- 2.1%
   2,485,000        AA         Wisconsin Housing & EDA Revenue Refunding (Home
                                 Ownership), Series G, 6.30% due 9/1/17.....................    2,594,241
                                                                                             ------------
Wyoming -- 1.7%
   2,000,000        AA         Wyoming Community Development Authority Housing
                                 Revenue, Series 1, 6.10% due 12/1/14.......................    2,081,300
                                                                                             ------------
                               Total Long-Term Investments (Cost-- $117,547,722)............  123,406,513
                                                                                             ------------
Short-Term Investments - 1.2%

Indiana -- 0.9%
   1,200,000        A-1+       Princeton, IN Industrial PCR Refunding Revenue, VRDD,
                                 3.45% due 3/1/19 ..........................................    1,200,000
                                                                                             ------------
North Carolina -- 0.1%
     100,000        A-1+       Halifax County, NC Industrial Facilities and Pollution Control
                                 Financing Authority Revenue, VRDD, 3.70% due 6/1/21........      100,000
                                                                                             ------------
Wyoming -- 0.2%
     250,000        A-1+       Sublette County, WYPCR (Exxon Project), Series A,
                                 VRDD, 3.50% due 7/1/17 ....................................      250,000

                               Total Short-Term Investments (Cost-- $1,550,000).............    1,550,000
                                                                                             ------------
                               Total Investments-- 100% (Cost-- $119,097,722**)............. $124,956,513
                                                                                             ============

-----------------------
(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc.

  **Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 8 and 9 for definition of bond ratings and certain security descriptions.

-------------------------------------------------------------------------------
                        See notes to financial statements.

MUNICIPAL PARTNERS FUND II INC.

Long-Term Securities Ratings (unaudited)

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard &Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR -- Indicates that the bond is not rated by Moody's or Standard & Poor's.

MUNICIPAL PARTNERS FUND II INC.

Short-Term Securities Ratings (unaudited)

  SP-1 -- Standard &Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

   A-1 -- Standard &Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

   P-1 -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


Security Descriptions (unaudited)

ABAG     - Association of Bay Area Governors        GO        - General Obligation Bonds
AIG      - American International Guaranty          HDC       - Housing Development Corporation
AMBAC    - American Municipal Bond Assurance        HFA       - Housing Finance Authority
             Corporation                            IDA       - Industrial Development Authority
BAN      - Bond Anticipation Notes                  IDB       - Industrial Development Board
BIG      - Bond Investors Guaranty                  IDR       - Industrial Development Revenue
CGIC     - Capital Guaranty Insurance Company       INFLOS    - Inverse Floaters
CHFCLI   - California Health Facility               ISD       - Independent School District
             Construction Loan Insurance            LEVRRS    - Leveraged Reverse Rate Securities
CONNIE                                              LOC       - Letter of Credit
  LEE    - College Construction Loan Association    MBIA      - Municipal Bond Investors Assurance
COP      - Certificate of Participation                           Corporation
EDA      - Economic Development Authority           MVRICS    - Municipal Variable Rate Inverse
EDR      - Economic Development Revenue                           CouponSecurity
FGIC     - Financial Guaranty Insurance Company     PCR       - Pollution Control Revenue
FHA      - Federal Housing Administration           PSFG      - Permanent School Fund Guaranty
FHLMC    - Federal Home Loan Mortgage               RAN       - Revenue Anticipation Notes
             Corporation                            RIBS      - Residual Interest Bonds
FLAIRS   - Floating Adjustable Interest Rate        RITES     - Residual Interest Tax-Exempt Securities
             Securities                             SYCC      - Structured Yield Curve Certificate
FNMA     - Federal National Mortgage Association    TAN       - Tax Anticipation Notes
FRTC     - Floating Rate Trust Certificates         TECP      - Tax Exempt Commercial Paper
FSA      - Financial Security Assurance             TOB       - Tender Option Bonds
GIC      - Guaranteed Investment Contract           TRAN      - Tax and Revenue Anticipation Notes
GNMA     - Government National Mortgage             VA        - Veterans Administration
             Association                            VRDD      - Variable Rate Daily Demand
                                                    VRWE      - Variable Rate Wednesday Demand

MUNICIPAL PARTNERS FUND II INC.

Statement of Assets and Liabilities
June 30, 1999

ASSETS:
     Investments, at value (Cost-- $119,097,722)..............    $124,956,513
     Cash ....................................................          30,020
     Interest receivable .....................................       2,066,742
     Receivable for securities sold...........................         440,000
     Prepaid expenses ........................................          31,653
                                                                  ------------
     Total Assets ............................................     127,524,928
                                                                  ------------

LIABILITIES:
     Management fees payable..................................          63,188
     Accrued expenses.........................................          96,373
                                                                  ------------
     Total Liabilities .......................................         159,561
                                                                  ------------
Total Net Assets .............................................    $127,365,367
                                                                  ============

NET ASSETS:
     Preferred Stock (Note 4).................................    $ 45,000,000
                                                                  ------------
     Common Stock ($.001 par value, 100,000,000 shares
       authorized; 6,007,094 shares outstanding)..............           6,007
     Additional paid-in capital...............................      83,244,145
     Undistributed net investment income......................         740,823
     Accumulated net realized loss on investments ............      (7,484,399)
     Net unrealized appreciation on investments ..............       5,858,791
                                                                  ------------
     Net Assets Applicable to Common Stock....................      82,365,367
                                                                  ------------
Total Net Assets..............................................    $127,365,367
                                                                  ============

Net Asset Value Per Share of Common Stock
  ($82,365,367 / 6,007,094 shares outstanding)................          $13.71
                                                                        ======

------------------------------------------------------------------------------
                     See notes to financial statements.

MUNICIPAL PARTNERS FUND II INC.

Statement of Operations
For the Year Ended June 30, 1999


INVESTMENT INCOME:
     Interest.................................................     $7,380,872
                                                                   ----------
EXPENSES:
     Management fees (Note 2) ................................        788,760
     Auction agent fees.......................................        122,056
     Audit and tax services ..................................         64,100
     Shareholder communications...............................         41,849
     Directors' fees and expenses ............................         24,369
     Legal ...................................................         21,769
     Listing fees.............................................         16,170
     Transfer agent ..........................................         16,001
     Shareholder annual meeting...............................          9,376
     Custodian................................................          6,001
     Amortization of deferred organization costs (Note 1).....          1,490
     Other....................................................         13,734
                                                                   ----------
     Total Expenses...........................................      1,125,675
                                                                   ----------
Net Investment Income.........................................      6,255,197
                                                                   ----------

REALIZED AND UNREALIZED GAIN(LOSS)
ON INVESTMENTS (NOTE 3):
     Net Realized Loss From Security Transactions
     (excluding short-term securities):
        Proceeds from sales...................................     25,536,344
        Cost of securities sold...............................     25,752,694
                                                                   ----------
     Net Realized Loss........................................       (216,350)
                                                                   ----------
     Change in Net Unrealized Appreciation on Investments:
        Beginning of year.....................................      9,998,554
        End of year...........................................      5,858,791
                                                                   ----------
     Decrease in Net Unrealized Appreciation..................     (4,139,763)
                                                                   ----------
Net Loss on Investments.......................................     (4,356,113)
                                                                   ----------
Increase in Net Assets From Operations........................     $1,899,084
                                                                   ==========

-----------------------------------------------------------------------------
                      See notes to financial statements.

MUNICIPAL PARTNERS FUND II INC.

Statement of Changes in Net Assets
For the Years Ended June 30,

                                                                                    1999            1998
------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income ...............................................      $  6,255,197    $  6,214,711
     Net realized gain (loss).............................................          (216,350)        355,280
     Change in net unrealized appreciation................................        (4,139,763)      3,952,033
                                                                                ------------    ------------
     Increase in Net Assets From Operations ..............................         1,899,084      10,522,024
                                                                                ------------    ------------
DIVIDENDS PAID FROM
NET INVESTMENT INCOME TO:
     Common shareholders..................................................        (4,505,322)     (4,505,321)
     Preferred shareholders...............................................        (1,628,268)     (1,733,919)
                                                                                ------------    ------------
     Decrease in Net Assets From Dividends                                        (6,133,590)     (6,239,240)
                                                                                ------------    ------------
Increase (Decrease) in Net Assets                                                 (4,234,506)      4,282,784

NET ASSETS:
     Beginning of year....................................................       131,599,873     127,317,089
                                                                                ------------    ------------
     End of year*.........................................................      $127,365,367    $131,599,873
                                                                                ============    ============

*Includes undistributed net investment income of..........................          $740,823        $619,216
                                                                                    ========        ========

Statement of Cash Flows
For the Year Ended June 30, 1999

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
     Proceeds from sales of portfolio securities.............................................    $26,775,999
     Purchases of portfolio securities.......................................................    (27,404,907)
     Net sales of short-term securities......................................................        450,000
                                                                                                 -----------
                                                                                                    (178,908)
     Net investment income ..................................................................      6,255,197
     Accretion of net discount on investments................................................        (57,033)
     Amortization of deferred organization costs.............................................          1,490
     Net change in receivables/payables related to operations................................         82,681
                                                                                                 -----------
     Net Cash Provided by Operating Activities...............................................      6,103,427
                                                                                                 -----------
CASH FLOWS USED BY FINANCING ACTIVITIES
     Common stock dividends paid.............................................................     (4,505,322)
     Preferred stock dividends paid..........................................................     (1,628,268)
                                                                                                 -----------
     Net Cash Used by Financing Activities...................................................     (6,133,590)
                                                                                                 -----------
Net Decrease in Cash.........................................................................        (30,163)
Cash, Beginning of Year......................................................................         60,183
                                                                                                 -----------
Cash, End of Year............................................................................    $    30,020
                                                                                                 ===========

-------------------------------------------------------------------------------
                      See notes to financial statements.

MUNICIPAL PARTNERS FUND II INC.

Notes to Financial Statements


Note 1.  Significant Accounting Policies

Municipal Partners Fund II Inc. ("Fund") was incorporated in Maryland on June 21, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund's primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of Salomon Brothers Asset Management Inc ("Investment Adviser"), may appreciate in value relative to other similar obligations in the marketplace.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. Tax-exempt securities are valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. The Fund amortizes premiums and accretes discounts on securities purchased using the effective interest method.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Long-term capital gains, if any, in excess of loss carryovers (See Note 7) are expected to be distributed annually. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in

MUNICIPAL PARTNERS FUND II INC.

Note 4. The amounts of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

DEFERRED ORGANIZATION COSTS. Organization costs amounting to $93,817 were incurred in connection with the organization of the Fund. These costs have been deferred and amortized ratably over a five-year period from commencement of operations. As of June 30, 1999, the amortization of the deferred organization costs had been completed.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

Note 2.  Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with Value Advisors LLC ("Investment Manager"), a subsidiary of PIMCO Advisors L.P. ("PIMCO"), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the Fund entered into an investment advisory and administration agreement with the Investment Adviser, a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings Inc. ("SSBH"), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The Investment Adviser has delegated certain administrative services to SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., an affiliate of the Investment Adviser, pursuant to a Sub-Administration Agreement between the Investment Adviser and SSBC.

The Fund pays the Investment Manager a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.36% of the Fund's average weekly net assets for its services. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

MUNICIPAL PARTNERS FUND II INC.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager, or the Investment Adviser.

At June 30, 1999, the Investment Adviser owned 4,161 shares of the Fund.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, $700 for attendance at each board and audit committee meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

Note 3.  Investments

For the year ended June 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases ......................................................   $24,899,342
                                                                   ===========
Sales ..........................................................   $25,536,344
                                                                   ===========

At June 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ..................................   $ 6,578,757
Gross unrealized depreciation ..................................      (719,966)
                                                                   -----------
Net unrealized appreciation ....................................   $ 5,858,791
                                                                   ===========

Note 4.  Preferred Stock

On October 1, 1993, the Fund closed its public offering of 900 shares of $.001 par value Auction Rate Preferred Stock ("Preferred Shares") at an offering price of $50,000 per share. The Preferred Shares have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and, subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 28 days and are determined by auction procedures. The dividend rates on the Preferred Shares during the year ended June 30, 1999 ranged from 3.240% to 3.858%. The weighted average dividend rate for the year ended June 30, 1999 was 3.569%. The Board of Directors designated the dividend period commencing June 8, 1999 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on June 7, 1999 remains in effect through September 6, 1999 when the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period. The dividend rate for this Special Rate Period is 3.340%.

MUNICIPAL PARTNERS FUND II INC.

The Fund is subject to certain restrictions relating to the Preferred Shares. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%. The Preferred Shares are also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Shares.

Note 5.  Concentration of Risk

Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

Note 6.  Common Stock Dividends Subsequent to June  30,  1999

On July 1 and August 2, 1999, the Board of Directors of the Fund declared a common share dividend from net investment income, each in the amount of $0.0625 per share, payable on July 30 and August 27, 1999 to shareholders of record on July 13 and August 17, 1999, respectively.

Note 7.  Capital Loss Carryforward

At June 30, 1999, the Fund had, for Federal income tax purposes, approximately $7,409,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforwards losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in June of the year indicated:

                             2003           2004          2005         2007
------------------------------------------------------------------------------
Carryforward Amounts      $3,377,000     $3,081,000     $810,000     $141,000
------------------------------------------------------------------------------

MUNICIPAL PARTNERS FUND II INC.

Financial Highlights

Data for a share of common stock outstanding throughout each year ended June 30:

                                                      1999       1998       1997       1996      1995
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year.......           $  14.42    $13.70    $ 12.92    $ 12.58    $ 12.02
                                                    --------    ------    -------    -------    -------
Income (Loss) From Operations:
   Net investment income.................               1.04      1.03       1.05       1.05       1.07
   Net realized and unrealized gain (loss)             (0.73)     0.72       0.75       0.29       0.57
                                                    --------    ------    -------    -------    -------
Total Income From Operations.............               0.31      1.75       1.80       1.34       1.64
                                                    --------    ------    -------    -------    -------
Dividends Paid From
Net Investment Income To:
   Common shareholders...................              (0.75)    (0.75)     (0.74)     (0.71)     (0.79)
   Preferred shareholders................              (0.27)    (0.28)     (0.28)     (0.29)     (0.29)
                                                    --------    ------    -------    -------    -------
Total Distributions......................              (1.02)    (1.03)     (1.02)     (1.00)     (1.08)
                                                    --------    ------    -------    -------    -------
Net Asset Value, End of Year.............           $  13.71    $14.42    $ 13.70    $ 12.92    $ 12.58
                                                    ========    ======    =======    =======    =======
Per Share Market Value, End of Year......           $12.3125    $12.75    $12.375    $ 10.75    $ 10.75
                                                    ========    ======    =======    =======    =======
Total Return, Based on
  Market Price (1).......................               2.27%     9.20%     22.80%      6.62%      2.97%
Ratios to Average Net Assets of
Common Shareholders (2):
   Operating expenses....................               1.30%     1.36%      1.42%      1.44%      1.50%
   Net investment income................                7.23      7.27       7.90       8.09       8.99
Net Assets of Common Shareholders,
   End of Year (000).....................            $82,365   $86,600    $82,317    $77,628    $75,541
Preferred Stock Outstanding,
   End of Year (000).....................            $45,000   $45,000    $45,000    $45,000    $45,000
Portfolio Turnover Rate..................                 19%       20%         7%        55%        24%
--------------------------------------------------------------------------------------------------------

(1) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

(2) Ratios calculated on the basis of income and expenses relative to the average net assets of common shares and excludes the effect of dividend payments to preferred shareholders.

MUNICIPAL PARTNERS FUND II INC.

Report of Independent Accountants


To the Board of Directors and Shareholders of Municipal Partners Fund II Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Municipal Partners Fund II Inc. (the "Fund") at June 30, 1999, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
August 6, 1999

MUNICIPAL PARTNERS FUND II INC.

Selected Quarterly Financial Information (unaudited)

Summary of quarterly results of operations:

                                                                                          Net Realized
                                                                  Net Investment         and Unrealized
                                                                      Income              Gain (Loss)
                                                                 -----------------     -------------------
Quarter Ended*                                                   Total   Per Share      Total   Per Share
----------------------------------------------------------------------------------------------------------
September 30, 1997...........................................    $1,586   $0.26        $2,321     $0.39
December 31, 1997............................................     1,534    0.26         1,829      0.30
March 31, 1998...............................................     1,562    0.26          (186)    (0.03)
June 30, 1998................................................     1,533    0.25           343      0.06
September 30, 1998...........................................     1,571    0.26         1,972      0.33
December 31, 1998............................................     1,601    0.27        (1,640)    (0.28)
March 31, 1999...............................................     1,533    0.25          (895)    (0.15)
June 30, 1999................................................     1,550    0.26        (3,793)    (0.63)

----------------------------------------------------------------------------------------------------------
*Totals expressed in thousands of dollars except per share amounts.

Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended June 30, 1999:

    * 100% of the dividends paid by the fund from net investment income as tax exempt for regular Federal income tax purposes.

MUNICIPAL PARTNERS FUND II INC.

Other Information (unaudited)


Year 2000. The investment management services provided to the Fund by the Investment Adviser depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on the Investment Adviser's provision of investment advisory services, including handling of securities trades, pricing and account services. The Investment Adviser has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking, its systems will be year 2000 compliant before such date. In addition, the Investment Adviser has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Investment Adviser or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

MUNICIPAL PARTNERS FUND II INC.

Dividend Reinvestment Plan (unaudited)


Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by State Street Bank and Trust Company ("Plan Agent") in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive dividends and distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a dividend on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders' names and held for the account of beneficial owners that have not elected to receive distributions in cash.

MUNICIPAL PARTNERS FUND II INC.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and voluntary cash payments made by the participant. The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant's shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days' written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to the Plan Agent, P.O. Box 8209, Boston, Massachusetts 02266-8209.

MUNICIPAL PARTNERS FUND II INC.

Additional Shareholder Information (unaudited)


On October 28, 1998, the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matters:

  1. The election of Heath B. McLendon and Dr. Riordan Roett as Directors of the Fund; and

  2. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending June 30, 1999.

  The results of the vote on Proposal 1 were as follows:

                          Preferred   % of Shares    Preferred      % of Shares
Name of Directors         Votes For      Voted      Votes Against      Voted
-------------------------------------------------------------------------------
Heath B. McLendon           848          100.0%          0              0.0%
Dr. Riordan Roett           848          100.0           0              0.0
-------------------------------------------------------------------------------

   The results of the vote on Proposal 2 were as follows:

                % of Shares                % of Shares     Votes    % of Shares
   Votes For       Voted     Votes Against     Voted     Abstained   Abstained
-------------------------------------------------------------------------------
 5,118,290.094     97.7%       33,386.000      0.6%      89,884.751     1.7%
-------------------------------------------------------------------------------

MUNICIPAL PARTNERS FUND II INC.

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated
WILLIAM D. CVENGROS
      Co-Chairman of the Board;
      Chief Executive Officer, and
      President of Value Advisors LLC and
      Chief Executive Officer and
      President of PIMCO Advisors L.P.
HEATH B. MCLENDON
      Co-Chairman of the Board;
      Managing Director, Salomon Smith Barney Inc.
      President and Director,
      SSBC Fund Management Inc.
      and Travelers Investment Advisers, Inc.
RIORDAN ROETT
      Professor and Director, Latin American
      Studies Program, Paul H. Nitze
      School of Advanced International Studies,
      Johns Hopkins University
ROBERT L. ROSEN
      General Partner,
      R.L.R. Partners

Officers

WILLIAM D. CVENGROS
      Co-Chairman of the Board
HEATH B. MCLENDON
      Co-Chairman of the Board
STEPHEN J. TREADWAY
      President
ROBERT E. AMODEO
      Executive Vice President
LEWIS E. DAIDONE
      Executive Vice President and Treasurer
NEWTON B. SCHOTT
      Executive Vice President
ANTHONY PACE
      Controller
CHRISTINA T. SYDOR
      Secretary


Municipal Partners Fund II Inc.

      7 World Trade Center
      New York, New York  10048
      Telephone 1-888-777-0102
INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

INVESTMENT MANAGER
      Value Advisors LLC
      800 Newport Center Drive
      Suite 100
      Newport Beach, California 92660

AUCTION AGENT
      Bankers Trust Company
      4 Albany Street
      New York, New York  10006

CUSTODIAN
      PNC Bank N.A.
      200 Stevens Drive
      Lester, PA 19113

DIVIDEND DISBURSING AND TRANSFER AGENT
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York  10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      MPT

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

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200


                                -----------------
                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                S. HACKENSACK, NJ
                                 PERMIT No. 750
                                -----------------


                                   MPTANN 6/99